                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                            THE GCG TRUST
                         1475 DUNWOODY DRIVE
                       WEST CHESTER, PA 19380
                            800-366-0066

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE SMALL
CAP SERIES, AND THE MANAGED GLOBAL SERIES

                          JANUARY[__], 2000

To the Shareholders of the Small Cap Series and Managed Global
Series of The GCG Trust:

   Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of the Small Cap Series and Managed Global Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1475 Dunwoody Drive, West Chester, PA 19380, on January [__], 2000, at 10:00 a.m., local time, for the following purposes:

   1. To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI") and the Capital
      Guardian Trust Company on behalf of the Small Cap Series;

   2. To approve a new Portfolio Management Agreement among the Trust, DSI and Capital Guardian Trust Company on behalf of the Managed Global Series; and

   To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Trustees has fixed the close of business on December 20, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                   By Order of the Board of Trustees

                                   ---------------------------------
                                     Myles R. Tashman, Secretary
January [__], 2000

-----------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE.
-----------------------------------------------------------------------

                            THE GCG TRUST
                         1475 DUNWOODY DRIVE
                  WEST CHESTER, PENNSYLVANIA 19380
                            800-366-0066

                           PROXY STATEMENT

               SPECIAL MEETING OF SHAREHOLDERS OF THE
                          SMALL CAP SERIES
                        MANAGED GROWTH SERIES

                         JANUARY [__], 2000

   This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The GCG Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1475 Dunwoody Drive, West Chester, PA 19380, on January [__], 2000, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is January [__], 2000.

   The Board has fixed the close of business on December 20, 1999, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") in each Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

   The Board of Trustees of the Trust is soliciting shareholder votes on proposals affecting only two portfolios; the Managed Global Series and the Small Cap Series (the "Series"). Shareholders of the Series only are being requested to vote on the following proposals (the "Proposals"):

 1. To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI" or the "Manager") and Capital Guardian Trust Company ("Capital Guardian" or "Portfolio Manager") on behalf of the Managed Global Series.

 2. To approve a new Portfolio Management Agreement among the Trust, DSI and Capital Guardian on behalf of the Small Cap Series; and

   To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The new Portfolio Management Agreement (the "New Portfolio
Management Agreement" or sometimes the "Capital Guardian Agreement") will not result in higher shareholder fees.

   The Series represented by this proxy statement involves two (2) of twenty-four (24) operational portfolios of the Trust. The Shares of the Series currently are offered to separate accounts of affiliated insurance companies; Golden American Life Insurance
Company ("Golden American"), First Golden American Life Insurance Company of New York ("First Golden") and Equitable Life Insurance Company of Iowa ("Equitable Life") (collectively, the "Participating Insurance Companies") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by the Participating Insurance
Companies. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), it is expected that each Participating Insurance Company, issuing a Variable Contract funded by a registered separate account that participates in the

Trust, will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received. The Participating Insurance Companies are required to vote Shares of the Series held by its registered separate accounts in accordance with instructions received from Variable Contract Owners. The Participating Insurance Companies are also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by DSI, the manager of the Trust.

   VOTING. Shares which represent interests in a Series are being asked to vote separately on the Proposals, and as appropriate, any other business which may properly come before the Meeting. The voting requirement for approval of these Proposals and any other proposal requires a vote of the "majority of the outstanding voting securities" of each Series which means the lesser of: (i) 67% or more of the shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Series.

   If the New Portfolio Management Agreement is approved by a majority vote of the outstanding shares of the Series affected, it will remain in effect for that Series, having already been approved by the Board to become effective on February 1, 2000. If the Shareholders of a Series should fail to approve the New Portfolio Management Agreement, the Board will determine the appropriate action to take.

   In the event that a quorum is present at the Meeting but sufficient votes to approve a Proposal is not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for that Proposal provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders. Such action should be based on a consideration of all relevant factors including the nature of the Proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposals prior to any adjournment if sufficient votes have been received for approval of the Proposals.

   The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions will be counted as present, but not cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

   The Trust knows of no items of business other than the Proposals mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

BACKGROUND

   As described in the Trust's prospectus, investment management services are provided to the Trust and each of its several Series by DSI pursuant to an investment management agreement with the Trust. Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "portfolio manager") to provide portfolio management services to the respective Series. The investment management agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Series' operations, the Manager may engage, subject to the approval of the Board and, where required, the shareholders of a Series, a portfolio manager to provide investment advisory services in relation to the Series, and delegate to the Portfolio Manager the duty, among other things, to implement the Series' investment program as determined by DSI, including the duty to determine what issuers and securities will be purchased for or sold to the Series. The investment management agreement, including the fees payable to the Manager thereunder, have not been and are not proposed to be changed in connection with the portfolio management agreement changes discussed herein.

   DSI is also responsible for monitoring and evaluating the performance of the various portfolio managers. DSI has formulated a portfolio management strategy for the Trust that would encourage the Trust's growth and provide a range of investment opportunities for the Participating Insurance Companies and their Variable Contract Owners. DSI has come to believe that the Trust's interest--and those of its shareholders--would best be served by creating, through the medium of the Trust's several Series, a matrix of diverse but complimentary investment portfolios. As the Trust's Manager, DSI believes that the best way to accomplish this goal is to employ portfolio managers whose differing styles cover the investment spectrum, from those that favor value oriented investing to aggressive growth. DSI believes that the Proposals set forth in this Proxy Statement represent a step toward making this goal a reality. These Proposals would, if approved by shareholders, appoint Capital Guardian, an investment advisory organization to serve as portfolio manager to the Series. The Proposals in this Proxy Statement were presented to a meeting of the Trust's Board of Trustees held on November 16, 1999 with the recommendation of DSI. The Board considered the Proposals and each were approved by the Board, including a majority of the Board members ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the 1940 Act.

INFORMATION ABOUT CAPITAL GUARDIAN TRUST COMPANY.

   Capital Guardian Trust Company, located at 333 South Hope Street, Los Angeles, CA 90071, subject to shareholder approval will begin management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and manages over $98 billion in assets as of September 30, 1999. Capital Guardian is a Trust Company and, therefore, is not required to register as an investment advisor pursuant to provisions of the Investment Advisors Act of 1940.

   Pursuant to the Capital Guardian management structure, a portfolio is managed by a group of investment professionals, each of whom has investment discretion over a segment of the total portfolio. The investment professionals are led by the Portfolio Coordinator. The size of each segment will vary over time and may be based upon:
(1) the level of conviction of specific investment professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; (3) the judgment of the Portfolio coordinator in assessing the level of conviction of investment professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the investment professionals' research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

   See Appendix 1 for a list of the directors and the principal executive officers of Capital Guardian, a table setting forth the other investment companies managed by Capital Guardian with similar investment policies and objectives to those of the Small Cap Series and the Managed Global Series, and other information about Capital Guardian.

                             PROPOSAL 1
          APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
AMONG THE TRUST, DSI AND CAPITAL GUARDIAN TRUST COMPANY WITH RESPECT
                    TO THE MANAGED GLOBAL SERIES

THE PUTNAM AGREEMENT WITH RESPECT TO THE MANAGED GLOBAL SERIES

   In accordance with provisions for the delegation of authority, DSI and the Trust entered into a portfolio management agreement with Putnam Investment Management, Inc. ("Putnam") for the Managed Global Series pursuant to which portfolio management duties were delegated by DSI to Putnam. The current Putnam Agreement, dated ________, was last approved by the shareholders of the Managed Global Series on _______ for the purposes of initial approval and has been annually thereafter reapproved by the Board of Trustees, including a majority of the Independent Trustees.

   Under the terms of the Putnam Agreement, Putnam agreed to furnish the Series with portfolio management services in connection with a continuous investment program for the Managed Global Series' portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Series as set forth in the prospectus and statement of additional information of the Trust and in accordance with the Trust's Amended and Restated Declaration of Trust and By-laws.

   FEES. The compensation was as follows:
   0.70% of 1st $300 million
   0.60% on net assets over $300 million

   TERM AND TERMINATION. The Putnam Agreement provided that it would remain in effect for two years from the date of the agreement, and was renewable thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The Putnam Agreement could be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and would terminate automatically in the event of its "assignment" by either party as defined under the 1940 Act. The Putnam Agreement will be terminated as of the close of business on January 31, 2000.

THE CAPITAL GUARDIAN AGREEMENT WITH RESPECT TO THE MANAGED GLOBAL SERIES

   The terms and conditions of the Capital Guardian Agreement, with respect to the Managed Global Series, are different in several respects from those of the Putnam Agreement, including the decreased portfolio manager fee rates payable by DSI, not the Trust, and certain changes relating to Capital Guardian's compliance responsibilities. In addition, certain clarifying changes that are not believed to be material have been made to the Capital Guardian Agreement.

   The Putnam Agreement required Putnam to use its best efforts to comply with certain provisions of the Internal Revenue Code that permit the Series to receive the favorable tax treatment most similar mutual funds receive. The Capital Guardian Agreement requires Capital Guardian to comply with such provisions, without providing for any defense that it did not comply despite using its best efforts to do so. In addition, while both the Capital Guardian Agreement and the Putnam Agreement require each to maintain and preserve records related to portfolio transactions, and supply such records to the Manager, the Putnam Agreement defined Putnam's obligations with regards to such requirements as "good faith" and "best judgment," while the Capital Guardian Agreement provides for such requirements in unconditional terms.

   While each of the Putnam and Capital Guardian Agreements provide that the Manager shall indemnify the portfolio manager in all cases except for the wilful misfeasance, gross negligence or bad faith of the portfolio manager, under the Capital Guardian Agreement, claims made against the portfolio manager based upon alleged untrue statements in the prospectus and statement of additional information and sales literature do not require willful misfeasance, gross negligence or bad faith of Capital Guardian if such statements are made in reliance of information furnished by Capital Guardian.

   In addition, in an effort to more accurately allocate duties, costs and responsibilities, the Capital Guardian Agreement delineates provisions not included in the Putnam Agreement, such as,

   * A provision that specifically requires Capital Guardian to assists with pricing portfolio assets.

   * provisions for participation in the defense of each party by the other party, limitations on costs associated with investigations, and restrictions on settlement without prior written consent of the other party in cases involving findings of "wrongdoing";

   * provisions to restrict subadvisors that may be engaged by Capital Guardian to those approved by a majority of the Trust's Trustees and is also approved by a vote of a majority of the outstanding voting securities of the Series;

   * provisions that allow for brokerage transactions with an affiliated broker dealer of Capital Guardian, with continuous Trustee and Manager monitoring

   *  provisions relating to seed money;

   *  a general cooperation provision;

   * provisions providing for representations, such as representations that relevant licenses have been obtained;

   * provisions for services that are not included under the Capital Guardian Agreement; and

   *  a provision for amendment and notices.

At its meeting on November 16, 1999, the Board approved the Capital Guardian Agreement and recommended it be submitted to shareholders for their approval. The Capital Guardian Agreement is attached to this proxy as exhibit A.

   If the Capital Guardian Agreement is approved by a majority of the outstanding shares of the Series, it will become effective as of February 1, 2000 and will remain in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The Capital Guardian Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its assignment by either party as defined under the 1940 Act.

TRUSTEES' RECOMMENDATION -- PROPOSAL ONE

   In determining whether it was appropriate to approve the New Portfolio Management Agreement with Capital Guardian for the Managed Global Series and to recommend approval to Shareholders, a majority of the Trustees, including the Trustees who are not interested persons of DSI or Capital Guardian, considered various matters and materials provided by DSI and Capital Guardian. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by Capital Guardian for its portfolio management services and the fairness and reasonableness of such compensation; (2) the nature and the quality of the portfolio management services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of Capital Guardian and its team of investment professionals; (4) the financial condition of Capital Guardian and its parent Capital Group International, Inc.; (5) that the engagement of Capital Guardian would also assist in efforts to increase the Series' net assets, which could result in reductions in the Series and the Trust's expenses through spreading fixed costs over a larger asset base; (6) the assessment of Capital Guardian's operational and compliance capabilities; and (7) the performance of other funds with similar investment objectives and investment styles that are managed by Capital Guardian.

   In light of the circumstances, a majority of the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Capital Guardian Agreement are fair and reasonable and in the best interests of the Series and its shareholders. Also based upon its evaluation, the Board further concluded that the engagement of Capital Guardian as Portfolio Manager to the Series would offer the Series access to highly effective management and advisory services and capabilities. Accordingly, and as required in accordance with the 1940 Act, a majority of the Trustees, including a majority of the Independent Trustees, approved and recommended submission of the Capital Guardian Agreement to shareholders of the Series for their approval.

   As noted above, from October 24, 1997, Putnam served as the portfolio manager of the Managed Global Series, pursuant to the terms of the Putnam Agreement. This agreement was last approved by the shareholders of the Managed Global Series on _________ and has been thereafter annually reapproved by the Independent Trustees. As more fully described above, at a meeting of the Board held on November 16, 1999, the Board determined that it would be in the best interests of the Series to replace the Putnam with another investment management organization. Accordingly, the Board approved the termination of the Putnam Agreement and the engagement of Capital Guardian pursuant to the Capital Guardian Agreement on behalf of the Managed Global Series. The Capital Guardian Agreement will become effective on February 1, 2000. The Putnam Agreement will terminate on the same date that the Capital Guardian Agreement will become effective. The Capital Guardian Agreement will not result in an increase in fees payable by shareholders. The new fee arrangement is included as part of the Capital Guardian Agreement, which is attached as Exhibit A.

   The New Portfolio Management Agreement, as approved by the Board, is submitted to the shareholders of the Managed Global Series for approval. If the Capital Guardian Agreement is approved by the shareholders of the Managed Global Series, it will continue in effect. The Capital Guardian Agreement will remain in force for two years from its effective date and will then continue in effect from year to year thereafter in accordance with its terms. If the Capital Guardian Agreement is disapproved, the Board of Trustees will decide what action to take.

                             PROPOSAL 2
          APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
AMONG THE TRUST, DSI AND CAPITAL GUARDIAN TRUST COMPANY WITH RESPECT
                       TO THE SMALL CAP SERIES

THE FRED ALGER AGREEMENT WITH RESPECT TO THE SMALL CAP SERIES

   In accordance with provisions for the delegation of authority, DSI and the Trust entered into an portfolio management agreement with Fred Alger Investment Management, Inc. ("Fred Alger") for the Small Cap Series pursuant to which portfolio management duties were delegated by DSI to Fred Alger. The current Fred Alger Agreement, dated October 24, 1997, was last approved by the shareholders of the Small Cap Series on ____________ and has been thereafter annually reapproved by the Board of Trustees, including a majority of the Independent Trustees.

    Under the terms of the Fred Alger Agreement, Fred Alger agreed to furnish the Series with portfolio management services in connection with a continuous investment program for the Small Cap Series' portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Series as set forth in the prospectus and statement of additional information of the Trust and in accordance with the Trust's Amended and Restated Declaration of Trust and By-laws.

THE CAPITAL GUARDIAN AGREEMENT AND THE FRED ALGER AGREEMENT

   The terms and conditions of the Capital Guardian Agreement, with respect to the Small Cap Series, are substantially identical to the Fred Alger Agreement, except that the fees paid to the portfolio manager is lower than under the Fred Alger Agreement. Although such fees are lower, they are paid by DSI, not the Series, and fees for the Series are not lower and thus, will not lower costs to investors. Therefore, DSI will receive a larger portion of the fees in an arrangement that better reflects the allocation of responsibilities between DSI and the Portfolio Manager.

   FEES UNDER THE FRED ALGER AGREEMENT. The compensation was as follows:

   0.50% of net assets

   At its meeting on November 16, 1999, the Board approved the Capital Guardian Agreement which is attached to this proxy as exhibit A.

   If the Capital Guardian Agreement is approved by a majority of the outstanding shares of the Series, it will become effective as of February 1, 2000 and will remain in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The Capital Guardian Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its assignment by either party as defined under the 1940 Act.

TRUSTEES' RECOMMENDATION -- PROPOSAL TWO

   In determining whether it was appropriate to approve the New Portfolio Management Agreement for the Small Cap Series and to recommend approval to Shareholders, a majority of the Board of Trustees, including the Trustees who are not interested persons of DSI or Capital Guardian, considered various matters and materials provided by DSI and Capital Guardian. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by Capital Guardian for its portfolio management services and the fairness and reasonableness of such compensation; (2) the nature and the quality of the portfolio management services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of Capital Guardian and its team of investment professionals; (4) the financial condition of Capital Guardian and its parent Capital Group International, Inc.; (5) that the engagement of Capital Guardian would also assist in efforts to increase the Series' net assets, which could result in reductions in the Series' and the Trust expenses through spreading fixed costs over a larger asset base; (6) the assessment of Capital Guardian's operational and compliance capabilities; and (7) the performance of other funds with similar investment objectives and investment styles that are managed by Capital Guardian.

   In light of the circumstances, a majority of the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Capital Guardian Agreement are fair and reasonable and in the best interests of the Series and its shareholders. Also based upon its evaluation, the Board further concluded that the engagement of Capital Guardian as investment advisor to the Series would offer the Series access to highly effective management and advisory services and capabilities. Accordingly, and as required in accordance with the 1940 Act, a majority of the Trustees, including a majority of the Independent Trustees, approved and recommended submission of the Capital Guardian Agreement to shareholders of the Series for their approval.

   As noted above, from August 13, 1996, Fred Alger served as the portfolio manager of the Small Cap Series, pursuant to the terms of the Fred Alger Agreement. The agreement was last approved by shareholders of the Small Cap Series on [_________] and has been thereafter annually reapproved by the Board, including a majority of the Independent Trustees.

   As more fully described above, the Board determined that it would be in the best interests of the Series to replace the Fred Alger with another investment management organization. Accordingly, at a meeting of the Board held on November 16, 1999, the Board approved the termination of the Fred Alger Agreement and the engagement of Capital Guardian pursuant to the Capital Guardian Agreement on behalf of the Small Cap Series. The Capital Guardian Agreement will become effective on February 1, 2000. The Fred Alger Agreement will terminate on the same date that the Capital guardian Agreement will become effective. The Capital Guardian Agreement will not result in an increase in fees payable by shareholders. The new fee arrangement is included as part of the Capital Guardian Agreement, which is attached as Exhibit A.

   The New Portfolio Management Agreement, as approved by the Board, is submitted for approval by the shareholders of the Managed Global Series. If the Capital Guardian Agreement is approved by the shareholders of the Managed Global Series, it will continue in effect. The Capital Guardian Agreement will remain in force for two years from its effective date and will then continue in effect from year to year thereafter in accordance with its terms.

MANAGED GLOBAL SERIES AND SMALL CAP SERIES SHAREHOLDER ACTION REQUIRED

   At the Meeting, shareholders of each Series are being asked to approve a portfolio management agreement with a new Portfolio Manager, Capital Guardian. If the new Agreement is approved by a Series, it will take effect with respect to that Series. If the new Agreement is disapproved by the shareholders of either Series, the Board will determine what action to take.

OUTSTANDING SHARES

   As of the Record Date, the following number of Shares were outstanding for each Series of the Trust whose shareholders are being asked to vote for a change:

            |------------------|--------------------|
            | SERIES           | SHARES OUTSTANDING |
            |------------------|--------------------|
            |  Managed Global  |  7,958,216.905     |
            |------------------|--------------------|
            |  Small Cap       | 14,835,116.244     |
            |------------------|--------------------|

   No Trustee or executive officer beneficially owns shares of any Series of the Trust.

   As of the Record Date, no contract owners were known to the Trust to be the beneficial owner of more than 5% of the Shares of any Series of the Trust subject to this Proxy Statement.

   For the fiscal year ended December 1998, Managed Global Series paid $1,096 in commissions to ING Barings, an affiliate of the Manager, DSI. This represented 0.17% of total commissions paid on behalf of the Series. Also for the fiscal year ending December 1998, the Portfolio Managers to the Small Cap Series paid $262,004 in commissions to Fred Alger & Co., Inc., an affiliate of Fred Alger Investment Management, Inc. This represented 98.18% of total commissions paid on behalf of the Series.

   For the 1999 period ending November 1999, Managed Global Series did not make any brokerage transaction through an affiliated broker. Also for the 1999 period ended November 1999, the Portfolio Managers to the Small Cap Series paid $282,450 in commissions to Fred Alger & Co., Inc. This represented 97.71% of total commissions paid.

   For the fiscal year ending December 1998, DSI paid on behalf of the Managed Global Series a total of $826,757 in Portfolio Management fees. Had the proposed fee been in effect, the Portfolio Manager would have received $767,703 in Portfolio Management fees. For the fiscal year ending December 1998, DSI paid on behalf of the Small Cap Series a total of $473,285 in Portfolio Management fees. Had the proposed fee been in effect, the Portfolio Manager would have received $615,271. The proposed fee would have represented a -7.14% decline for the Managed Global Series and a 30.00% increase for the Small Cap Series. The 30.00% increase, with regards to the Small Cap Series, results from a breakpoint schedule that will cause fees payable by DSI to decrease as assets increase.

   For the period ending November 1999, DSI paid on behalf of the Managed Global Series a total of $845,041.53 in portfolio management fees. Had the proposed fee been in effect, the portfolio manager would have received $ 784,681in portfolio management fees For the 1999 period ending November 1999, DSI paid on behalf of the Small Cap Series a total of $916,818.49 in portfolio management fees. Had the proposed fee been in effect, the portfolio managers would have received $1,122,283. The proposed fee would have represented a -7.14% decline for the Managed Global Series and a 22.40% increase for the Small Cap Series. The 22.40% increase, with regards to the Small Cap Series, results from a breakpoint schedule that will cause fees payable by DSI to decrease as assets increase.

OFFICERS OF THE TRUST

   The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.

   Barnett Chernow, age 49, serves as President of the Trust. Additionally, Mr. Chernow is President, Golden American and First Golden, May 1998 to present; Executive Vice President, Directed Services, Inc., October 1993 to present; Vice President, Equitable Life, 1996 to present.

   Myles R. Tashman, age 56 serves as Secretary of the Trust. Additionally, he is Executive Vice President and Secretary, Golden American since 1993, General Counsel since July 1996 and Director since January 1998; Executive Vice President and Secretary, DSI since 1993, General Counsel since July 1996 and Director since January 1998; Assistant Secretary, Equitable Life since 1996.

   Mary Bea Wilkinson, age 42, serves as Treasurer of the Trust.
Additionally, she is Senior Vice President of First Golden American Life Insurance Company of New York. Formerly, she was Senior Vice
President, Golden American, November 1993 to December 1996;
President, DSI, January 1995 to December 1996.

   J. Michael Earley, age 54, serves as Trustee of the Trust. President, and Chief Executive Officer, Bankers Trust Company, Des Moines, Iowa since July 1992; President and Chief Executive Officer, Mid-America Savings Bank, Waterloo, Iowa from April, 1987 to June, 1992.

   R. Barbara Gitenstein, age 51, serves as Trustee of the Trust. President, The College of New Jersey since January 1999; Trustee Provost, Drake University from July 1992 to December 1998; Assistant Provost, State University of New York from August, 1991 to July, 1992; Associate Provost, State University of New York-Oswego from January, 1989 to August, 1991.

   Robert A. Grayson, age 72, serves as Trustee of the Trust. Co-founder, Grayson Associates, Inc.; Adjunct Professor of Marketing, New York University School of Business Administration; former Director, The Golden Financial Group, Inc.; former Senior Vice President, David & Charles Advertising.

   Stanley B. Seidler, age 71, serves as Trustee of the Trust. President, Iowa Periodicals, Inc. since 1990 and President, Excell Marketing L.C. since 1994.

   Roger B. Vincent, age 54, serves as Trustee of the Trust. President, Springwell Corporation; Director Petralone, Inc.; formerly, Managing Director Bankers Trust Company.

   Elizabeth J. Newell, age 52, serves as Trustee of the Trust. President and Chief Executive Officer of KRAGIE/NEWELL, Inc.


DISTRIBUTOR

   Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD) and acts as Distributor without remuneration from the Trust.

ADJOURNMENT

   In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the proposal receives sufficient favorable votes by the time of the Meeting, the proposal will be acted upon and such action will be final.

ANNUAL REPORT

   The Trust's 1998 Annual Report to Shareholders was mailed on or about March 1, 1999. The most recent Semi-annual Report of the Trust, including unaudited semi-annual financial statements for the period ended June 30, 1999, was mailed to shareholders on August 27, 1999. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF EITHER OF THESE REPORTS, EACH CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

   The costs associated with the Meeting will be paid by DSI.
Neither the Trust nor its Shareholders will bear any costs associated with this meeting.

OTHER BUSINESS

   The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

   Pursuant to the applicable law of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2000 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

   Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.


                                   By Order of the Board of Trustees

                                    /s/ Myles R. Tashman
                                   ---------------------------------
                                     Myles R. Tashman, Secretary

January [__], 2000
West Chester, PA

APPENDIX 1

OTHER INFORMATION REGARDING CAPITAL GUARDIAN TRUST COMPANY

      The directors and principal executive officers of Capital Guardian Trust Company and their principal occupations are as shown below. The business address of each person is:


                   Capital Guardian Trust Company
                       Directors and Officers
                      (as of November 30, 1999)


NAME                          AFFILIATIONS WITHIN LAST TWO YEARS
----                          ----------------------------------

Timothy D. Amour              Director, Capital Guardian
                              Trust Company, Capital
                              Research and Management
                              Company and Capital
                              Management Services, Inc.;
                              Chairman and Chief Executive
                              Officer, Capital Research
                              Company.

Donnalisa Barnum              Senior Vice President,
                              Capital Guardian Trust
                              Company; Vice President,
                              Capital International, Inc.
                              and Capital International
                              Limited.

Andrew F. Barth               Director, Capital Guardian
                              Trust Company and ,Capital
                              Research and Management
                              Company; Director and
                              Research Director, Capital
                              International Research,
                              Inc.; President, Capital
                              Guardian Research Company;
                              Formerly Director and
                              Executive Vice President,
                              Capital Guardian Research
                              Company.

Michael D. Beckman            Senior Vice President,
                              Treasurer and Director,
                              Capital Guardian Trust
                              Company; Director, Capital
                              Guardian Trust Company of
                              Nevada; Treasurer, Capital
                              International Research, Inc.
                              and Capital Guardian
                              Research Company; Director
                              and Treasurer, Capital
                              Guardian (Canada), Inc.;
                              Formerly Chairman and
                              Director, Capital
                              International Asia Pacific
                              Management Company.

Michael A. Burik              Senior Counsel, The Capital
                              Group Companies, Inc.;
                              Senior Vice President,
                              Capital Guardian Trust
                              Company.

Elizabeth A. Burns            Senior Vice President,
                              Capital Guardian Trust
                              Company.

                                       i            APPENDIX 1

APPENDIX 1

NAME                          AFFILIATIONS WITHIN LAST TWO YEARS
----                          ----------------------------------

Larry P. Clemmensen           Director, Capital Guardian
                              Trust Company and American
                              Funds Distributors, Inc.;
                              Chairman and Director,
                              American Funds Service
                              Company; Director and
                              President, The Capital Group
                              Companies, Inc. and Capital
                              Management Services, Inc.;
                              Senior Vice President and
                              Director, Capital Research and
                              Management Company, Treasurer,
                              Capital Strategy, Inc.

Kevin G. Clifford             Director and President,
                              American Funds Distributors,
                              Inc.; Director, Capital
                              Guardian Trust Company

Roberta A. Conroy             Senior Vice President,
                              Director and Counsel, Capital
                              Guardian Trust Company; Senior
                              Vice President and Secretary,
                              Capital International, Inc.;
                              Assistant General Counsel, The
                              Capital Group Companies, Inc.,
                              Secretary, Capital Guardian
                              International, Inc.; Formerly,
                              Secretary, Capital Management
                              Services, Inc.

John B. Emerson               Senior Vice President, Capital
                              Guardian Trust Company;
                              Director, Capital Guardian
                              Trust Company, a Nevada
                              Corporation.

Michael Ericksen              Senior Vice President, Capital
                              Guardian Trust Company;
                              Director and Senior Vice
                              President, Capital
                              International Limited.

David I. Fisher               Vice Chairman and Director,
                              Capital International, Inc.,
                              Capital International Limited
                              and Capital International
                              K.K.; Chairman and Director,
                              Capital International S. A.
                              and Capital Guardian Trust
                              Company; Director and
                              President, Capital
                              International Limited
                              (Bermuda); Director, The
                              Capital Group Companies, Inc.,
                              Capital International
                              Research, Inc., Capital Group
                              Research, Inc. and Capital
                              Research and Management
                              Company.

                                       ii              APPENDIX 1

APPENDIX 1

NAME                          AFFILIATIONS WITHIN LAST TWO YEARS
----                          ----------------------------------
Richard N. Havas              Senior Vice President, Capital
                              Guardian Trust Company,
                              Capital International, Inc.
                              and Capital International
                              Limited; Director and Senior
                              Vice President, Capital
                              International Research, Inc.;
                              Director and Senior Vice
                              President Capital Guardian
                              (Canada), Inc.

Frederick M. Hughes, Jr       Senior Vice President, Capital
                              Guardian Trust Company.

William H. Hurt               Senior Vice President and
                              Director, Capital Guardian
                              Trust Company; Chairman and
                              Director, Capital Guardian
                              Trust Company, a Nevada
                              Corporation and Capital
                              Strategy Research, Inc.;
                              Formerly, Director, The
                              Capital Group Companies, Inc.

Peter C. Kelly                Senior Vice President, Capital
                              Guardian Trust Company;
                              Assistant General Counsel, The
                              Capital Group Companies, Inc.;
                              Director and Senior Vice
                              President, Capital
                              International, Inc.

Robert G. Kirby               Chairman Emeritus, Capital
                              Guardian Trust Company; Senior
                              Partner, The Capital Group
                              Companies, Inc.

Nancy J. Kyle                 Senior Vice President and
                              Director, Capital Guardian
                              Trust Company; President and
                              Director, Capital Guardian
                              (Canada), Inc.

Karin L. Larson               Director, The Capital Group
                              Companies, Inc., Capital Group
                              Research, Inc., Capital
                              Guardian Trust Company,
                              Director and Chairman, Capital
                              Guardian Research Company and
                              Capital International
                              Research, Inc., Formerly,
                              Director and Senior Vice
                              President , Capital Guardian
                              Research Company.

                                       iii                 APPENDIX 1

APPENDIX 1

NAME                          AFFILIATIONS WITHIN LAST TWO YEARS
----                          ----------------------------------

James R. Mulally              Senior Vice President and
                              Director, Capital Guardian
                              Trust Company; Senior Vice
                              President, Capital
                              International Limited; Vice
                              President, Capital Research
                              Company; Formerly, Director,
                              Capital Guardian Research
                              Company.

Shelby Notkin                 Senior Vice President,
                              Capital Guardian Trust
                              Company; Director, Capital
                              Guardian Trust Company, a
                              Nevada Corporation.

Mary M. O'Hern                Senior Vice President,
                              Capital Guardian Trust
                              Company and Capital
                              International Limited; Vice
                              President, Capital
                              International, Inc.

Jeffrey C. Paster             Senior Vice President,
                              Capital Guardian Trust
                              Company.

Robert V. Pennington          Senior Vice President,
                              Capital Guardian Trust
                              Company; President and
                              Director Capital Guardian
                              Trust Company, a Nevada
                              Corporation Company.

Jason M. Pilalas              Director, Capital Guardian
                              Trust Company; Senior Vice
                              President and Director,
                              Capital International
                              Research, Inc.; Formerly,
                              Director and Senior Vice
                              President, Capital Guardian
                              Research Company.

Robert Ronus                  President and Director,
                              Capital Guardian Trust
                              Company; Chairman and
                              Director, Capital Guardian
                              (Canada), Inc., Director,
                              Capital International, Inc.
                              and Capital Guardian
                              Research Company; Senior
                              Vice President, Capital
                              International, Inc.; Capital
                              International Limited and
                              Capital International S.A.;
                              Formerly, Chairman, Capital
                              Guardian International
                              Research Company and
                              Director, Capital
                              International, Inc.

                                       iv             APPENDIX 1

APPENDIX 1

NAME                          AFFILIATIONS WITHIN LAST TWO YEARS
----                          ----------------------------------

James F. Rothenberg           Director, American Funds
                              Distributors, Inc., American
                              Funds Service Company, The
                              Capital Group Companies,
                              Inc., Capital Group
                              Research, Inc., Capital
                              Guardian Trust Company and
                              Capital Management Services,
                              Inc.; Director and
                              President, Capital Research
                              and Management, Inc.;
                              Formerly, Director of
                              Capital Guardian Trust
                              Company, a  Nevada
                              Corporation, and Capital
                              Research Company.


Theodore R. Samuels           Senior Vice President and
                              Director, Capital Guardian
                              Trust Company; Director,
                              Capital International
                              Research, Inc.; Formerly,
                              Director, Capital Guardian
                              Research Company

Lionel A. Sauvage             Senior Vice President,
                              Capital Guardian Trust
                              Company; Vice President,
                              Capital International
                              Research, Inc.; Formerly,
                              Director, Capital Guardian
                              Research Company.

John H. Seiter                Executive Vice President and
                              Director, Capital Guardian
                              Trust Company; Senior Vice
                              President, Capital Group
                              International, Inc.; and
                              Vice President, The Capital
                              Group Companies, Inc.

Karen Skinner-Twoney          Vice President, Capital
                              Guardian Trust Company;
                              Director, Vice President and
                              Treasurer, Capital Guardian
                              Trust Company, a Nevada
                              Corporation.
                              Executive Vice President and
Eugene P. Stein               Director, Capital Guardian
                              Trust Company; Formerly,
                              Director, Capital Guardian
                              Research Company.

Phil A. Swan                  Senior Vice President,
                              Capital Guardian Trust
                              Company.


                                       v             APPENDIX 1

APPENDIX 1

NAME                          AFFILIATIONS WITHIN LAST TWO YEARS
----                          ----------------------------------

Shaw B. Wagener               Director, Capital Guardian
                              Trust Company, Capital
                              International Asia Pacific
                              Management Company S.A.,
                              Capital Research and
                              Management Company and
                              Capital International
                              Management Company S.A.;
                              President and Director,
                              Capital International, Inc.;
                              Senior Vice President,
                              Capital Group International,
                              Inc.

Joanne Weckbacher             Senior Vice President,
                              Capital Guardian Trust
                              Company.

Eugene M. Waldron             Senior Vice President,
                              Capital Guardian Trust
                              Company.

                                       vi                 APPENDIX 1

Capital Guardian Trust Company manages the following portfolios with similiar investment style as that of the Small Cap Series:

Name                                  Fee Schedule*                      Assets at 09/30/99
----                                  -------------                      ------------------

Pacific Select Fund                   First    30,000,000    0.500%       290,074,189
                                      Next     30,000,000    0.400%
                                      Over     60,000,000    0.300%

ICMA Retirement Trust-Growth &        First    25,000,000    0.550%       94,710,312
 Income Fund                          Next     25,000,000    0.400%
                                      Over     50,000,000    0.225%

Equitable-U.S. Equity                 First   150,000,000    0.500%       32,919,811
                                      Next    150,000,000    0.450%
                                      Next    200,000,000    0.350%
                                      Over    500,000,000    0.300%

Manulife-U.S. Large Cap Value Trust   First   500,000,000    0.400%       155,499,095
                                      Over    500,000,000    0.350%

Manulife-Small Cap Blend Trust        On all assets          0.550%        31,253,766

   *Fees may vary between accounts due to the level of services that may be provided by CGTC or its affiliates.


Capital Guardian Trust Company manages the following portfolios with similiar investment style as that of the Managed Global Series:

                                        NON-U.S. EQUITY

Name                                  Fee Schedule*                      Assets at 09/30/99
----                                  -------------                      ------------------
The Diversified Investors Funds       First    25,000,000    0.750%      443,049,314
Group
                                      Next     25,000,000    0.600%
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%

Fremont International Growth Fund     First    25,000,000    0.750%       48,138,129
                                      Next     25,000,000    0.600%
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%

Republic International Equity Fund    First    25,000,000    0.700%      272,605,233
                                      Next     25,000,000    0.550%
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%

SEI Institutinal International        First    25,000,000    0.750%      483,517,578
Trust-IEP
SEI Institutinal International        Next     25,000,000    0.600%      184,863,098
Trust-IEF

American General International        First    25,000,000    0.750%        8,050,371
Value Fund-AG3
                                      Next     25,000,000    0.600%
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%

American General International        First    25,000,000    0.750%        7,800,977
Value Fund-AG2
                                      Next     25,000,000    0.600%
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%


                                        NON-U.S. EQUITY


Name                                  Fee Schedule*                      Assets at 09/30/99
----                                  -------------                      ------------------

New Covenant Growth Fund              First    25,000,000    0.750%       70,175,776
                                      Next     25,000,000    0.600%
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%

ICMA Retirement Trust-                First    25,000,000    0.750%       81,025,851
International Equity
                                      Next     25,000,000    0.600%
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%

WM Trust International Growth Fund    First    25,000,000    0.750%      174,379,468
WM Variable Trust International       Next     25,000,000    0.600%       56,106,782
Growth Fund
                                      Next    200,000,000    0.425%
                                      Over    250,000,000    0.375%

Equitable - Non-U.S. Equity           First   150,000,000    0.650%       15,308,874


   *Fees may vary between accounts due to the level of services that may be provided by CGTC and its affiliates


EXHIBIT A

                        SUBADVISORY AGREEMENT

                            THE GCG TRUST

                   PORTFOLIO MANAGEMENT AGREEMENT


     AGREEMENT made this ____ day of _________, 1999, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed
Services, Inc. (the "Manager"), a New York corporation, and Capital Guardian Trust Company ("Portfolio Manager"), a California corporation.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

     WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

     WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

     NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

     1. APPOINTMENT. The Trust and the Manager hereby appoint Capital Guardian Trust Company to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. PORTFOLIO MANAGEMENT DUTIES. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended, copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager further agrees as follows:

     (a) The Portfolio Manager shall (1) perform in accordance with the requirements of Subchapter M (to the extent reasonably related to the scope of its duties as Portfolio Manager as contemplated under this Agreement); and (2) comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder in managing each Series. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

     (b)  The Portfolio Manager will perform the following duties:
(i) manage the Series assets in accordance with the Series investment objective(s) and policies as stated in the Prospectus and Statement of Additional Information; (ii) make day-to-day investment decisions for the Series; and (iii) place purchase and sale orders for portfolio transactions on behalf of the Series, pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy ("Registration Statement"). The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

     (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

     (d) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

     (e) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation.

     (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

     (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

     (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

     (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

     (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

     3. BROKER-DEALER SELECTION. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT PORTFOLIO MANAGER. In order to assist the Manager in reviewing and updating the Trust's Registration Statement filed with the SEC, the Portfolio Manager shall upon request provide the Manager with a description of its organization, the portfolio managers assigned to manage the Series, the method, style and techniques by which it intends to manage each Series, and any other relevant information about the Portfolio Manager that the Manager may reasonably request. The Portfolio Manager represents and warrants that such written information provided shall be accurate and complete, but not necessarily tailored for specific Registration
Statement disclosure.   Notwithstanding anything to the contrary
herein, it is understood that it is the responsibility of the Manager and/or counsel to the Trust to meet all disclosure and other requirements applicable to the Trust's Registration Statement. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

     5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

     (a) Expenses of all audits by the Trust's independent public accountants;

     (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

     (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

     (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

     (e)  Expenses of obtaining Portfolio Activity Reports and
Analyses of International Management Reports (as appropriate) for each Series;

     (f)  Expenses of maintaining the Trust's tax records;

     (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

     (h)  Taxes levied against the Trust;

     (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

     (j)  Costs, including the interest expense, of borrowing money;

     (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

     (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

     (m) Costs of printing stock certificates representing shares of the Trust;

     (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

     (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

     (p)  Association membership dues;

     (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

     (r)  Organizational and offering expenses.

     6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

     7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

     8.  COMPLIANCE.

     (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

     (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

     (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager, Capital Guardian Trust Company, or any of its affiliates (other than the Manager), or the use any of derivative of the name "Capital Guardian Trust Company" or any affiliate listed on Schedule C or any logo associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

     (b) the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

     (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

     (d) The Manager hereby warrants and represents to the Portfolio Manager that (a) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Series, and shall continue to keep current such licenses, permits, registrations and approvals for so long as this Agreement is in effect; (b) it is not prohibited by the 1940 Act or other applicable laws and regulations from performing the services contemplated by this Agreement; (c) it will immediately notify the Portfolio Manager of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to the Series; and (d) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Manager and is valid and binding Agreement of the Manager enforceable in accordance with its terms.

     (e) The Portfolio Manager hereby warrants and represents to the Manager that (a) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Series, and shall continue to keep current such licenses, permits, registrations and approvals for so long as this Agreement is in effect; (b) it is not prohibited by the 1940 Act or other applicable laws and regulations from performing the services contemplated by this Agreement; (c) it will immediately notify the Manager of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to the Series; and (d) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Portfolio Manager and is valid and binding Agreement of the Portfolio Manager enforceable in accordance with its terms.

     12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

     13. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

     14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     15.  INDEMNIFICATION.

     (a) The Portfolio Manager shall indemnify and hold harmless the Trust and the Manager (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising out of or in connection with the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder of the Portfolio Manager.

     (b) The Manager shall indemnify and hold harmless the Portfolio Manager (and its affiliated companies and their respective officers, directors and employees) from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising out of any matter which does not require the Portfolio Manager to provide an indemnity under the preceding paragraph, including, any claim that is based upon any untrue and alleged untrue statement contained in the Series' Prospectus or Statement of Additional Information, any registration statement of the Trust or Manager, any sales literature or materials for the sale or distribution of the Series' shares, or any omission or alleged omission to state any required statement or disclosure necessary to make the statements in any such document not misleading, except if statements made in reliance of information furnished by Portfolio Manager to the Manager or the Trust.

     (c) The Manager shall not be liable under this Section 15 with respect to any claim made against the Portfolio Manager unless Portfolio Manager shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon Portfolio Manager (or after such Portfolio Manager shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Portfolio Manager, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager, adequately represent the interests of the Portfolio Manager, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager, which counsel shall be satisfactory to the Manager and to the Portfolio Manager. The Portfolio Manager shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager.

     (d)  The Portfolio Manager shall not be liable under this
Section 15 with respect to any claim made against the Manager unless Manager shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon Manager (or after Manager shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager against whom such action is brought otherwise than on account of this
Section 15. In case any such action is brought against the Manager, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager, to assume the defense thereof, with counsel satisfactory to the Manager. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager, adequately represent the interests of the Manager, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager which counsel shall be satisfactory to the Portfolio Manager and to the Manager. The Manager shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager under this Agreement for any legal or other expenses subsequently incurred by the Manager independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager.

     (e) The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

     16. DURATION AND TERMINATION. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

     17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of
(i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     18.  USE OF NAME.

     (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

     (b) It is understood that the name "Capital Guardian Trust Company" or any affiliate listed on Schedule C or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

     19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

20.  NOTICES

     All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, certified mail, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or at such other address or number for a party as shall be specified by like notice):

(a)  if to the Portfolio Manager, to:

               Capital Guardian Trust Company
               333 South Hope Street, 55th Floor
               Los Angeles, California  90071
               Facsimile transmission number:  (213) 486-9218
               Attention:  Treasurer

 (b) if to the Manager, to:
               Myles R. Tashman
               Directed Services, Inc.
               1475 Dunwoody Drive
               West Chester, PA 19380
               Facsimile transmission number:  (610) 425-3520

if to the Trust, to
               Myles R. Tashman
               The GCG Trust
               1475 Dunwoody Drive
               West Chester, PA 19380
               Facsimile transmission number:  (610) 425-3520

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

     21.  MISCELLANEOUS.

     (a) This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

     (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                  THE GCG TRUST


Attest                                  By:
      ------------------                   --------------------
Title:                               Title:
      ------------------                   --------------------

                                  DIRECTED SERVICES, INC.

Attest                                  By:
      ------------------                   --------------------
Title:                               Title:
      ------------------                   --------------------

                                   CAPITAL GUARDIAN TRUST
                                   COMPANY

Attest                                  By:
      ------------------                   --------------------
Title:                               Title:
      ------------------                   --------------------

                             SCHEDULE A



       The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Capital Guardian Trust Company shall act as Portfolio Manager are as follows:


                        Managed Global Series

                         [Small Cap  Series]

                       [Large Cap Value Series]

                      [Large Cap Growth Series]

                             SCHEDULE B
                 COMPENSATION FOR SERVICES TO SERIES

     For the services provided by Capital Guardian Trust Company ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES:                       FEES:

Large-Cap Value          0.50% on first $150 million;
                         0.45% on next $150 million;
                         0.35% on next $200 million; and
                         0.30% thereafter.

Large-Cap Growth         0.50% on first $150 million;
                         0.45% on next $150 million;
                         0.35% on next $200 million; and
                         0.30% thereafter.

Managed Global           0.65% on first $150 million;
                         0.55% on next $150 million;
                         0.45% on next $200 million; and
                         0.40% thereafter.

SmallCap                 0.65% on first $150 million;
                         0.50% on next $150 million;
                         0.40% on next $200 million; and
                         0.35% thereafter.

                             SCHEDULE B
             CAPITAL GUARDIAN TRUST COMPANY'S AFFILIATES


1.  AFD       American Funds Distributors, Inc.
2.  AFS       American Funds Service Company
3.  CGC       Capital Group Companies, Inc.
4.  CGII      Capital Group International, Inc.
5.  CGRI      Capital Group Research, Inc.
6.  CGCI      Capital Guardian (Canada), Inc.
7.  CGRC      Capital Guardian Research Company
8.  CGTC      Capital Guardian Trust Company
9.  CGTN      Capital Guardian Trust Company, a Nevada Corporation
10. CIAC      Capital International Advisory Company S.A.
11. CIACFMC   Capital International All Countries Fund Management Company S.A.
12. CIAPMC    Capital International Asia Pacific Management Company
13. CIEFMC    Capital International Europe Fund Management Company
14. CIGSMC    Capital International Global Small Cap Fund Management
               Company S.A.
15. CII       Capital International, Inc.
16. CIKK      Capital International K.K.
17. CIKFMC    Capital International Kokusai Fund Management Company S.A.
18. CIL       Capital International Limited
19. CIL-B     Capital International Limited (Bermuda)
20. CIMC      Capital International Management Company S.A.
21. CIPSA     Capital International Perspective S.A.
22. CIRI      Capital International Research, Inc.
23. CISA      Capital International S.A.
24. CMS       Capital Management Services, Inc.
25. CRC       Capital Research Company
26. CRMC      Capital Research and Management Company
27. CSR       Capital Strategy Research, Inc.
28. CIHACFMC  CIHAC Fund Management Company S.A
29.       ----------     American Funds Group

                     VOTING INSTRUCTION/PROXY
                         THE GCG TRUST

     This voting instruction is solicited on behalf of the Board of Trustees of The GCG Trust (the "Trust"). The Board of Trustees of the Trust recommends that you vote FOR all of the following proposals. Equitable of Iowa Companies ("Equitable of Iowa") will pay for the costs of the Meeting of Shareholders of the Trust (the "Meeting"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.



   [variable name]                          [variable contract]
   [variable joint name]
   [variable address line 1]
   [variable address line 2]                PLEASE  VOTE BY MARKING ONE BOX
   [variable address line 3]                NEXT TO EACH PROPOSAL. SIGN BELOW
   [variable city, state & zip]             EXACTLY AS LISTED HERE AND DATE
                                            THIS VOTING INSTRUCTION. THEN
                                            RETURN IT PROMPTLY IN THE ENCLOSED
                                            ENVELOPE.


     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by Golden American Life Insurance Company ("Golden American") or a participating insurance company and funded by a separate account of Golden American or a participating insurance company instructs that the shares of the Series of the Trust attributable to his or her Contract be voted at the Meeting to be held on January ___, 2000 at 10:00 a.m., local time, at 1475 Dunwoody Drive, West Chester, Pennsylvania, 19380 and at any adjournment thereof, as directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is acknowledged, and in Golden American's (or in such participating insurance company's) discretion, upon such other matters as may properly come before the Meeting and any adjournment thereof.



UNITS               PROPOSALS                          FOR  AGAINST   ABSTAIN

       1.   To approve a new Portfolio Management
            Agreement among the Trust, Directed
            Services, Inc. ("DSI") and Capital
            Guardian Trust Company on behalf of:

                  MANAGED GLOBAL SERIES                [ ]    [  ]      [ ]



       2.   To approve a new Portfolio Management
            Agreement among the Trust, DSI and Capital
            Guardian Trust Company on behalf of:

                 SMALL CAP SERIES                      [ ]    [  ]      [ ]


PLEASE VOTE BY MARKING ONE BOX NEXT TO EACH PROPOSAL. SIGN EXACTLY AS LISTED ABOVE, AND DATE THIS VOTING INSTRUCTION, THEN RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     This voting instruction will be voted as specified. If this voting instruction is signed, but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. If this voting instruction is not returned properly executed, such votes will be cast by Golden American or a participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Series.

IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.

Date:__________, 2000  ________________________      ________________________
                        Contract Owner                Joint Owner (If Any)